Exhibit 21.1

LIST OF SUBSIDIARIES

NAME OF SUBSIDIARY	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION

Abacus Park General Partner Ltd	England
Abacus Park Nominee Ltd	England
Abacus Park Property General Partner Limited	England
Alkas Consulting	Turkey
AMAS Limited	England
Área Zero Consulting de Arquitectura e Interiorismo, S.L.	Spain
Barwood LaSalle Land General Partner Ltd	England
Barwood LaSalle Land Trustee Ltd	England
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	Beijing
Churston Heard Ltd	England
Churston Heard Retail Management LLP	England
CPPI Bridgewater Place General Partner Ltd	England
Creevy LLH Ltd	Scotland
Dalian Jones Lang LaSalle Services Ltd	China
DevCap Limited	England
DevCap Partnership 2 General Partner Ltd	England
DevCap Partnership 2 Nominee Limited	England
Diverse Real Estate Holdings Limited Partnership	Delaware
Eleven Eleven Construction Corporation	Illinois
ELPF Lafayette Manager, Inc.	Delaware
Environmental Governance Ltd	England
Euro Industrial (GP) Ltd	England
Guangzhou Jones Lang LaSalle Property Services Company Limited	Guangzhou
H Park Germany LP GmbH in Gründung	Germany
H Park Germany Verwaltungs-GmbH in Gründung	Germany
HG2 Limited	England
Homebay Residential Private Limited	India
ID Conseil	France
Imobiliaria Jones Lang LaSalle Ltda.	Chile
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JLL 2002	England
JLL 2003 Limited	England
JLL Asset Resolution Services, LLC	Delaware
JLL Financial Services Limited	Ireland
JLL Ltd	Ireland
JLL Scottish II G.P., L.L.C.	Delaware
JLLCF DP Ltd	England
JLLINT, Inc.	Delaware
JLW (Mauritius) Limited	Mauritius
Jones Lang LaSalle – Central Texas, LLC	Texas
JONES LANG LASALLE – CIEC CO., LTD.	Beijing
Jones Lang LaSalle – Dubai Branch	United Arab Emirates
Jones Lang LaSalle – Front Range, LLLP	Colorado
Jones Lang LaSalle – Greek Branch	Greece
Jones Lang LaSalle – Houston, LLC	Texas
Jones Lang LaSalle – Northeast, Inc.	Texas

Jones Lang LaSalle – Northern California, Inc.	California
Jones Lang LaSalle – Russian Rep Office	Russia
Jones Lang LaSalle – San Diego, Inc.	California
Jones Lang LaSalle – Southeast, Inc.	Texas
Jones Lang LaSalle – Southwest, Inc.	Texas
Jones Lang LaSalle – St Petersburg Branch	Russia
Jones Lang LaSalle – Texas, Inc.	Texas
Jones Lang LaSalle – West Advisory, Inc.	California
Jones Lang LaSalle (ACT Integrated) Pty Limited	Australia
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (China) Limited	Hong Kong
Jones Lang LaSalle (Czech Branch Office)	Czech Republic
Jones Lang Lasalle (Luxembourg) Secs	Luxembourg
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Scotland) Limited	Scotland
Jones Lang LaSalle (TAS) Pty Limited	Australia
Jones Lang LaSalle (Thailand) Limited	Thailand
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (Vietnam) Limited	Viet Nam
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle AB	Sweden
Jones Lang LaSalle Abu Dhabi branch	United Arab Emirates
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration Gmbh	Germany
Jones Lang LaSalle Advisory Corporate Property Pty Limited	Australia
Jones Lang LaSalle Advisory Limited	Thailand
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle Advisory Services, Inc.	Texas
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Arquitectura, S.L.U	Spain
Jones Lang LaSalle Asia Holdings Ltd.	Cook Islands
Jones Lang LaSalle Asset Finance Gmbh	Germany
Jones Lang LaSalle Asset Management Gmbh	Germany
Jones Lang LaSalle Atlanta, L.L.C.	Maryland
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Bay Area, Inc.	California
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware
Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Benefit Holdings, L.L.C.	Delaware
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang Lasalle BV	Netherlands
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Capital Markets, Inc.	Texas
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Commercial Services – SoCal, Inc.	California
Jones Lang LaSalle Construction Company, Inc.	Massachusetts
Jones Lang LaSalle Construction, Limited Partnership	Massachusetts
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia

Jones Lang LaSalle Cyprus Holdings Limited	Cyprus
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Egypt Branch	Egypt
Jones Lang LaSalle Electronic Commerce Holdings Inc.	Delaware
Jones Lang LaSalle Electronique Sarl	Luxembourg
Jones Lang LaSalle Engineering Services Ltd	England
Jones Lang LaSalle España, S.A.	Spain
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Expertises SAS	France
Jones Lang LaSalle Facilities Kabushiki Kaisha	Japan
Jones Lang LaSalle Facility Management Services Ltd.	Hong Kong
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance Europe	England
Jones Lang LaSalle Finance KFT	Hungary
Jones Lang LaSalle Finance Ltd	England
Jones Lang LaSalle Finance Sarl	Luxembourg
Jones Lang LaSalle Finance SNC	Luxembourg
Jones Lang LaSalle Finland OY	Finland
Jones Lang LaSalle Frankfurt Gmbh	Germany
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle Gestion S.A.	France
Jones Lang LaSalle GIG Co-Investment, Inc.	Delaware
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang Lasalle Global Holdings BV	Netherlands
Jones Lang LaSalle Global Services – RR, Inc.	Texas
Jones Lang LaSalle Gmbh	Germany
Jones Lang LaSalle Gmbh	Austria
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Great Lakes, Inc.	Ohio
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Holdings SNC	France
Jones Lang LaSalle Group Services Spzoo	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Holding AB	Sweden
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings BV	Netherlands
Jones Lang LaSalle Holdings Gmbh & Co KG	Germany
Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings Yugen Kaisha	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels (QLD) Pty Limited	Australia
Jones Lang LaSalle Hotels (VIC) Pty Limited	Australia
Jones Lang LaSalle Hotels Limited	New Zealand
Jones Lang LaSalle Hotels Ltd	Hong Kong
Jones Lang LaSalle Incorporated	Maryland
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle Insurance Services Pty Limited	Australia
Jones Lang LaSalle International AB	Sweden
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investment Sales, Inc.	Texas
Jones Lang LaSalle Investments, LLC	Delaware

Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Israel Limited	Israel
Jones Lang LaSalle Kabushki Kaisha	Japan
Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle Laser Ltd	England
Jones Lang LaSalle Laser Sarl	Luxembourg
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	Korea, Republic of
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle LLC	Russia
Jones Lang LaSalle LLP	Kazakhstan
Jones Lang LaSalle LLP	England
Jones Lang LaSalle Ltd	Hong Kong
Jones Lang LaSalle Ltd	Ireland
Jones Lang LaSalle Ltd.	Bahamas
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Management Limited	Thailand
Jones Lang LaSalle Management Services Ltd.	Hong Kong
Jones Lang LaSalle Management Services Pty Limited	Australia
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Master Lease, Inc.	Virginia
Jones Lang LaSalle Meghraj Building Operations NCR Pvt Ltd	India
Jones Lang LaSalle Meghraj Building Operations Pvt Ltd	India
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle Misr LLC	Egypt
Jones Lang LaSalle Morocco Branch	Morocco
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle of Pennsylvania, Inc	Virginia
Jones Lang LaSalle Operations, L.L.C.	Illinois
Jones Lang LaSalle Pension Trustees Ltd	England
Jones Lang LaSalle Poland Holdings Spzoo	Poland
Jones Lang LaSalle Principal, L.L.C.	Illinois
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants (India) Private Ltd	India
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Property Management Pte Ltd	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey
Jones Lang LaSalle Property Management Sp.zo.o	Poland
Jones Lang LaSalle Real Estate Appraiser Firm	Taiwan Province of China
Jones Lang LaSalle Real Estate Services Pty Limited	Australia
Jones Lang LaSalle Real Estate Services, Inc.	Ontario
Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Receivables Management BVBA	Belgium
Jones Lang LaSalle Regent Ltd	England
Jones Lang LaSalle Regional Services Limited	Hong Kong
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle Retail Investments, L.L.C.	Delaware
Jones Lang LaSalle S.A.	Brazil
Jones Lang LaSalle S.A. de C.V.	Honduras
Jones Lang LaSalle S.p.A.	Italy

Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle Sallmanns (Beijing) Consultants Limited	Beijing
Jones Lang LaSalle Sallmanns Ltd	Hong Kong
Jones Lang LaSalle Sarl	Switzerland
Jones Lang LaSalle SAS	France
Jones Lang Lasalle SEA Ltd.	Hong Kong
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services APS	Denmark
Jones Lang LaSalle Services BV	Netherlands
Jones Lang LaSalle Services Gmbh	Germany
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services Ltd	Ireland
Jones Lang LaSalle Services NV	Norway
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services Srl	Romania
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle -Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle South Africa (Proprietary) Ltd	South Africa
Jones Lang LaSalle Sp. z o.o.	Poland
Jones Lang LaSalle Spa	Italy
Jones Lang LaSalle sprl	Belgium
Jones Lang LaSalle Srl	Romania
Jones Lang LaSalle Strata Management Pty Limited	Australia
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	Shanghai
Jones Lang LaSalle Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Trinidad Limited	Trinidad and Tobago
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalle, Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services Ltd	Ireland
Kemper’s Jones Lang LaSalle Retail Gmbh	Germany
KHK Group Limited	England
Lakewood Equities Incorporated	Illinois
LASALLE FUND MANAGEMENT BV	Netherlands
LaSalle Acquisitions Corp.	British Columbia
LaSalle Asia Opportunity II GP LLC	Delaware
LaSalle Asia Opportunity II Investors GP LLC	Delaware
LaSalle Asia Opportunity III GP Ltd.	Cayman Islands
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Beheer BV	Netherlands
LaSalle Blooms General Partner Limited	England
LaSalle Co-Investment Limited Partnership	Delaware
LaSalle Co-Investment Management (General Partner) Limited	England
LaSalle Co-Investment, L.L.C.	Delaware
LaSalle D’Andrea Ranch, Inc.	Illinois
LaSalle D’Andrea Ranch, L.P.	Illinois
LaSalle Direct General Partner Limited	England
LaSalle Euro Growth II S.à.r.l.	Luxembourg
LaSalle Euro Growth Zwei Beteiligungs GmbH	Germany

LaSalle European Investments, L.L.C.	Delaware
LaSalle French Fund II Co-Investment GmbH	Germany
LaSalle French Fund II G.P., L.L.C.	Delaware
LaSalle Funds General Partner ltd	England
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle GIG Fund Co-Investment GmbH	Germany
LaSalle GIG Investments, L.L.C.	Delaware
LaSalle GmbH	Germany
LaSalle GRV Investments, L.L.C.	Delaware
Lasalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Advisors K.K.	Japan
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management (Securities), Inc.	Maryland
LaSalle Investment Management (Securities), L.P.	Maryland
LaSalle Investment Management Asia Pte Ltd	Singapore
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle Investment Management Development Fund (General Partner) Limited	England
LaSalle Investment Management Espana, SL	Spain
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Kapitalanlagegesellschaft mbH,	Germany
(formerly LaSalle Vermögensverwaltungs GmbH)
LaSalle Investment Management Korea Yuhan Hoesa	Korea, Republic of
LaSalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management Mexico, S. de R.L. de C.V.	Mexico
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities BV	Netherlands
Lasalle Investment Management Securities Hong Kong Ltd	Hong Kong
LaSalle Investment Management, Inc.	Maryland
LaSalle Italia SRL	Italy
LaSalle Japan Logistics II GP Ltd	Cayman Islands
LaSalle Japan Logistics Investors II GP Ltd.	Cayman Islands
LaSalle Kingwood, L.L.C.	Delaware
LaSalle Logistics GP LLC	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Plaza 100, L.L.C.	Delaware
LaSalle Property Fund GP Holdings, LLC	Delaware
LaSalle Property Fund GP, LLC	Delaware
LaSalle Ranger Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Student Housing, L.L.C.	Delaware
LaSalle Sun Investors, Inc.	Illinois
LaSalle Sun Investors, L.P.	Illinois
LaSalle UK Commercial Management Company Sarl	Luxembourg
LaSalle UK Ventures (General Partner) Limited	England
LaSalle UKSS I GP, Ltd.	Cayman Islands
LaSalle UKV Co-Investor GP LLC	Delaware
LaSalle Wildwood, L.L.C.	Delaware

Lead Fast Investments Limited	Hong Kong
LIC II (General Partner) Limited	England
LIC Lafayette Manager, Inc.	Delaware
LIM Advisory Services Sàrl	Luxembourg
LIM Associates, L.L.C.	Delaware
LIM Consejeros, S. de R.L. de C.V.	Mexico
LIM NATM, LLC	Delaware
LMF Investments, LLC	Delaware
LPI (Australia) Holdings Pty Limited	Australia
LPP Management Company Sàrl	Luxembourg
LUKSS I Carry Jersey Limited	Jersey
LUKV Carry Jersey Limited	United Kingdom
LUKV/CPP Co-Investment, L.P.	Delaware
Merlin UK Property Investments, L.L.C.	Delaware
Merlin UK Property Venture GP Limited	Cayman Islands
New England – Jones Lang LaSalle, LLC	Virginia
Orchid Insurance Limited	Guernsey
Precision Engineering Services Limited	Hong Kong
Premier Cleaning Services Ltd	Hong Kong
Privilege Services Limited	Hong Kong
PT Jones Lang LaSalle	Indonesia
Ranger Co-Investment Fund – A, L.P.	Delaware
Ranger Co-Investment Fund – B, L.P.	Delaware
Red River GP, L.L.C.	Delaware
Residential Management Services Ltd	Hong Kong
Richard Main and Company	England
Rogers Chapman UK Ltd	England
S & S Equities, Inc.	Illinois
S&S PR One LLC	Delaware
S&S PR Two LLC	Delaware
Sallmanns Residential Ltd	Hong Kong
Sandalwood Mall Management Private Limited	India
Sandalwood Property Management (Taiwan) Co. Ltd.	Taiwan Province of China
Sandalwood Property Management (Beijing) Co. Ltd	Beijing
Sandalwood Pte. Ltd.	Singapore
Sandalwood Retail Pte. Ltd.	Singapore
Sandalwood Retail Services Limited	Hong Kong
Sovereign Asian Properties Inc.	Mauritius
Spaulding and Slye Federal Services LLC	Delaware
Tetris Projects Ltd	England
Tetris SAS	France
The Long Beach Management Ltd	Hong Kong
Trizec Real Estate Services, LLC	Delaware
Troostwijk Makelaars OG BV	Netherlands
Utrillo Ltd	Ireland
West Dublin/Pleasanton Station Venture, Inc.	California
Wonderment BV	Netherlands
Workplace Projects Pvt Ltd	India